Consolidated Balance Sheet (Paranthetical) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Loans Held-for-sale, Fair Value Disclosure	$ 2,490	$ 3,919
Loans Receivable, Fair Value Disclosure	0	835
Long-term Debt, Fair Value	0	830
Accounts Payable and Accrued Liabilities, Fair Value Disclosure	0	29
Variable Interest Entity, Primary Beneficiary [Member]
Loans Receivable, Fair Value Disclosure	0	835
Long-term Debt, Fair Value	$ 0	$ 830